                              SCHRODER SERIES TRUST

                              PROSPECTUS SUPPLEMENT

                To Investor Shares Prospectus dated March 1, 2000

TERMINATION OF MIDCAP VALUE AND SHORT-TERM INVESTMENT FUNDS

     The Board of Trustees of Schroder Series Trust has voted to terminate Schroder MidCap Value Fund and Schroder Short-Term Investment Fund. Upon termination, each Fund's net assets will be distributed to its shareholders in complete liquidation of the Fund. The Trust has not set a specific date for the termination, although it is expected that each Fund will terminate on or about June 30, 2000.

     If you have any questions regarding the termination, please contact Schroder at (800) 464-3108.

April 19, 2000

                              SCHRODER SERIES TRUST

                              PROSPECTUS SUPPLEMENT

                To Advisor Shares Prospectus dated March 1, 2000

TERMINATION OF MIDCAP VALUE FUND

     The Board of Trustees of Schroder Series Trust has voted to terminate Schroder MidCap Value Fund. Upon termination, the Fund's net assets will be distributed to its shareholders in complete liquidation of the Fund. The Trust has not set a specific date for the termination, although it is expected that the Fund will terminate on or about June 30, 2000.

     If you have any questions regarding the termination, please contact Schroder at (800) 464-3108.

April 19, 2000